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                                EXHIBIT 10.(e)

        Form of Amendment Letter to Agreement Dated December 20, 1989
                   between MAPCO Inc. and certain officers
                            relating to employment
                             dated March 14, 1990


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                             [Barnes & Howe Format]



                                                                    (Date)





(Name and Address)




Dear  ________:


                  AMENDMENT LETTER TO AGREEMENT DATED 12/20/89

         The Board of Directors of MAPCO Inc. (the "Corporation") has determined to replace Paragraph 4(iii)(g) and Paragraph 4(iii)(i) of the letter agreement you executed with the Corporation on December 20, 1989 (the "Agreement") as follows:

         (g) In addition to the retirement benefits to which you are entitled under the Long-Term Investment Plan ("LIP") or any successor plan thereto and in lieu of any benefits which otherwise would be payable to you under the Supplemental Executive Retirement Plan (the "SERP"), or any successor plan thereto, the Corporation shall pay to you a single sum amount, in cash, which is actuarially equivalent to the retirement pension which would be payable to you under the terms of the SERP (without regard to any amendment to the SERP made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder) in the form of a straight life annuity payable at the later of your attained age at Termination plus three years or age 55 with the amount payable being determined as though you were fully vested thereunder (whether or not you are) and had accumulated (after your Date of Termination) thirty-six (36) additional months of service credit thereunder at an annual rate of Compensation equal to (i) your annual salary in effect at your Date of Termination plus (ii) an amount equal to the highest award of annual incentive compensation, if any, made or to be made to you in respect of your performance for the then current calendar year or any of the three calendar years preceding your Date of Termination. For purposes of this Section 4(iii)(g) "actuarially equivalent" shall
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                 be determined using the same methods and assumptions utilized under the MAPCO Pension Plan immediately prior to your Date of Termination provided that, if you should be less than 52 years of age at the time payment is made to you, the actuarial equivalent payment shall be determined as if you are age 55 and be adjusted downward by an interest factor of 7% compounded annually from age 52 to your attained age if such attained age is less than 52 at the date of payment.

         (i) You and MAPCO have previously entered into that certain Supplemental Retirement Agreement dated _______________, 1984 (the "Supplemental Agreement"). Pursuant thereto, MAPCO has agreed, in consideration of your beginning employment with MAPCO, to pay you retirement income benefits under MAPCO's retirement plans (the MAPCO Pension Plan and the SERP without regard to any amendment to either plan made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder) which in combination with the benefits received by you under the Conoco plan are substantially similar to those you would have received had your years of service with Conoco been with MAPCO. In the event of Termination of your employment prior to your earliest permitted retirement date under MAPCO's retirement plan for a reason other than one described in clause (a), (b) or (c) of Section 3(i) and subsequent to a Change in Control, you shall be given service credit to said earliest permitted retirement date for purposes of determining your total retirement income benefit payable by reason of the Supplemental Agreement and your benefit shall be determined as though you were fully vested thereunder. Regardless of your age your benefit determined pursuant to the Supplemental Agreement shall be payable in a single sum. The single sum payment shall be the actuarial equivalent of the life annuity which otherwise would be payable by reason of the Supplemental Agreement commencing on the later of the first day of the month next following the termination of your employment or your earliest permitted retirement date under MAPCO's retirement plans. The SERP benefit to be applied in determining your benefit under the Supplemental Agreement shall be in an amount determined as though you were fully vested thereunder and without regard to clause (g) of Section 4(iii). "Actuarially equivalent" shall be determined using the same methods and assumptions utilized under the MAPCO Pension Plan immediately prior to your Date of Termination provided that, if should be less than 55 years of age at the time payment is to be made to you, the actuarial equivalent payment shall be adjusted downward by an interest factor of 7% compounded
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                 annually from age 55 to your attained age at the date of
                 payment.

         If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter, which will then constitute our agreement to revise the Agreement accordingly.



                                  Sincerely,

                                  MAPCO INC.

ATTEST:

By:________________________       By:__________________________
   James N. Cundiff                  David W. Bowman
   Assistant Secretary               Senior Vice President,
                                     General Counsel and Secretary


AGREED TO AS OF THIS _____ DAY
OF ___________________, 1990.



______________________________
James E. Barnes/Robert M. Howe

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                                [General Format]



                                                                    (Date)





(Name and Address)




Dear  ________:


                  AMENDMENT LETTER TO AGREEMENT DATED 12/20/89

         The Board of Directors of MAPCO Inc. (the "Corporation") has determined to replace Paragraph 4(iii)(g) of the letter agreement you executed with the Corporation on December 20, 1989 (the "Agreement") as follows:

         (g) In addition to the retirement benefits to which you are entitled under the Long-Term Investment Plan ("LIP") or any successor plan thereto and in lieu of any benefits which otherwise would be payable to you under the Supplemental Executive Retirement Plan (the "SERP"), or any successor plan thereto, the Corporation shall pay to you a single sum amount, in cash, which is actuarially equivalent to the retirement pension which would be payable to you under the terms of the SERP (without regard to any amendment to the SERP made subsequent to a Change in Control and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder) in the form of a straight life annuity payable at the later of your attained age at Termination plus three years or age 55 with the amount payable being determined as though you were fully vested thereunder (whether or not you are) and had accumulated (after your Date of Termination) thirty-six (36) additional months of service credit thereunder at an annual rate of Compensation equal to (i) your annual salary in effect at your Date of Termination plus (ii) an amount equal to the highest award of annual incentive compensation, if any, made or to be made to you in respect of your performance for the then current calendar year or any of the three calendar years preceding your Date of Termination. For purposes of this Section 4(iii)(g) "actuarially equivalent" shall
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                 be determined using the same methods and assumptions utilized under the MAPCO Pension Plan immediately prior to your Date of Termination provided that, if you should be less than 52 years of age at the time payment is made to you, the actuarial equivalent payment shall be determined as if you are age 55 and be adjusted downward by an interest factor of 7% compounded annually from age 52 to your attained age if such attained age is less than 52 at the date of payment.


         If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter, which will then constitute our agreement to revise the Agreement accordingly.


                                  Sincerely,

                                  MAPCO INC.

ATTEST:

By:________________________       By:__________________________
   James N. Cundiff                  James E. Barnes
   Assistant Secretary               Chairman of the Board,
                                     President, Chief Executive
                                     Officer


AGREED TO AS OF THIS _____ DAY
OF ___________________, 1990.



______________________________
[Employee's Name]